Forward Funds

Supplement dated October 16, 2014

to the

Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Global

Dividend Fund, Summary Prospectus for Class A and Class C Shares of the Forward Global

Dividend Fund, Forward Funds Investor Class and Institutional Class Prospectus, Forward

Funds Class A, Class B, Class C and Advisor Class Prospectus and Forward Funds Statement of Additional Information

each dated May 1, 2014, as supplemented

The name, investment strategy, and benchmark changes announced in the supplement dated October 1, 2014 for the Forward Global Dividend Fund (the “October 1st Supplement”) have been indefinitely delayed. Shareholders will be notified in advance if the changes announced in the October 1st Supplement will go into effect. Until further notice, the Fund will continue to invest in accordance with its current investment strategy as disclosed in the prospectuses and statement of additional information dated May 1, 2014.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP GLBL DIV 10162014